                                                              NUVEEN Investments


Nuveen Income Fund

                                          Semiannual Report dated March 31, 2002



For investors seeking attractive current income and capital preservation.



                              [PHOTOS APPEAR HERE]

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                      NOT FDIC INSURED      MAY LOSE VALUE     NO BANK GUARANTEE

                                 [PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

"I also urge you to consider receiving future Fund reports and other information electronically...see the inside front cover of this report for detailed instructions."

Dear Shareholder,

Quality, value and balance...these are the stronghold's of Nuveen's investing expertise. And all are fundamental in the pursuit of the investment objectives of the Nuveen Income Fund: providing attractive current income while preserving capital over time.

During the period covered by this report, your Fund continued to meet these objectives. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Fund spotlight sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy--see the inside front cover of this report for detailed instructions.

In addition to providing you with a consistent income stream, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as this Nuveen Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,


/s/ Timothy R. Schwertfeger
--------------------------
Timothy R. Schwertfeger
Chairman of the Board
May 15, 2002

                           Semiannual Report | Page 1

--------------------------------------------------------------------------------

Portfolio Manager's Comments

Rick Huber, Portfolio Manager, Nuveen Income Fund

--------------------------------------------------------------------------------

Q. How did the fund perform?

A. For the one-year period that ended March 31, 2002, the fund's total return was 2.91 percent (Class A shares at net asset value). This result trailed that of its peers, as measured by the Lipper Intermediate Investment Grade Debt Funds/1/ category average, which returned 4.22 percent during the same time frame. As an additional point of comparison, the Lehman Brothers U.S. Aggregate Bond Index/2/, which is considered representative of the U.S. taxable bond market, returned 5.35 percent.

Q. Why did the fund's performance lag these benchmarks?

A. Much of the fund's underperformance occurred during the fourth quarter of 2001 and can be attributed to positions in a few poor-performing investments. After energy-trader Enron shocked the markets by announcing its bankruptcy, concerns soon began to arise about other companies as well. For example, investors began worrying about the financial situation of other energy businesses, such as fund holdings AES and Calpine. Both were poor performers late in 2001 because of concerns expressed about the companies' debt levels. Despite their drag on the fund's results during the period, bonds issued by both of these companies eventually recovered somewhat from their lows. We are optimistic about their future recovery potential and continue to hold them in the portfolio.

Q. What were some of the major market factors affecting the fund during the reporting period?

A. As the period began, the economy was continuing its weak performance. In this environment, corporate earnings remained sluggish--a situation that, along with modest inflation, prompted the Federal Reserve Board to cut the federal funds rate to 40-year lows. The additional liquidity added by the Fed heightened expectations for an eventual recovery. As a result, investors began pushing long-term interest rates upward, effectively increasing the volatility of the corporate fixed-income market, especially during the fourth quarter of 2001. Anticipation that the economy would be stronger in 2002 served to compress yield spreads for economically sensitive bonds, such as those in the technology, retail, and manufacturing sectors. The fund did not participate in this slight uptrend, however, because of our conviction that yield spreads for corporate bonds would eventually widen again.

Q. In light of these factors, what was your approach to managing the fund?

A. We sought to position the fund defensively by managing its duration and interest rate risk. Despite the rise in long-term interest rates during the period, we expected that companies would continue to generate sluggish earnings for the foreseeable future-which is exactly what happened. Thus, our general approach was to de-emphasize higher-risk securities, such as telecommunications bonds, and instead focus on what we believe to be lower-volatility opportunities that we expected to provide the fund with steady performance. For example, we favored U.S. Government Agency mortgage-backed securities, which represented more than 31 percent of total bond holdings as of March 31, 2002. These mortgage bonds provided positive performance as other areas of the economy experienced difficulty.

Our emphasis on lower-volatility investments also led us toward utility companies, such as leading independent power producers Calpine and AES. However sound this approach may have been in theory, it did not, unfortunate-


--------------------------------------------------------------------------------

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

1 For the Nuveen Income Fund, the Lipper Peer Group returns represent the average annualized total return of the 342 funds in the Lipper Intermediate Investment Grade Debt Funds category for the year ended March 31, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2 The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

                           Semiannual Report | Page 2

--------------------------------------------------------------------------------

ly, work well in practice during the last six months. As suggested earlier, both Calpine and AES suffered from "guilt by association" with Enron. Both companies were former energy-trading partners with the bankrupt firm. Even though we believed Enron's troubles would have only limited effect on these two companies, bonds issued by Calpine and AES traded sharply lower.

Looking forward, however, we're still optimistic that Calpine and AES bonds may recover. Not long ago, the U.S. was experiencing an energy crisis, complete with rolling blackouts in California and the threats of blackouts and brownouts in the Midwest and East. While these concerns eased last year, thanks in part to mild weather and a slower economy, we still think that the underlying faults in our energy infrastructure have yet to be resolved. We believe that companies such as Calpine and AES, poised to meet expanding energy needs, may benefit going forward.

Q. What do you see ahead for the bond markets, and how do you plan to manage the fund in such an environment?

A. We see continued reasons for caution. The telecommunications industry, which has been the dominant issuer of corporate debt during the last few years, continues to struggle. We think this industry, and with it the corporate bond market, may eventually start to perform better if the stock market and economy start to rebound. We don't, however, anticipate this happening until late this year. The market for agency debt has also been under recent stress--a situation that we believe may continue for some time. For example, investors, concerned about the potential for another Enron-type failure, have been weighing the risks of investing in securities issued by Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae are government-sponsored enterprises that offer mortgage-backed securities.

On the positive side, we anticipate continued low inflation, which would potentially create an attractive environment for fixed-income investing. Until the economic environment fundamentally changes, however, we plan to continue managing the fund conservatively, focusing on defensive areas such as aerospace and defense manufacturers, high quality financial institutions, electric utilities, mortgage-backed bonds, and Treasury bonds and notes.

--------------------------------------------------------------------------------

Nuveen Income Fund
Growth of an Assumed $10,000 Investment*

                        [Mountain Chart Appears Here]

            Lehman Brothers                  Nuveen                   Nuveen
          U.S. Aggregate Bond              Income Fund              Income Fund
                 Index                       (Offer)                   (NAV)

11/98           10,000                         9,525                   10,000
11/99            9,994                         9,580                   10,058
11/00           10,900                        10,158                   10,665
11/01           12,118                        11,174                   11,732
 3/02           12,052                        10,938                   11,484

__________ Lehman Brothers U.S. Aggregate Bond Index $12,052

__________ Nuveen Income Fund (Offer) $10,938

__________ Nuveen Income Fund (NAV) $11,484

--------------------------------------------------------------------------------

The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers U.S. Aggregate Bond Index. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.75%) and all ongoing fund expenses. The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities and does not reflect any initial or ongoing expenses. An index is not available for direct investment. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

                           Semiannual Report | Page 3

--------------------------------------------------------------------------------
Fund Spotlight as of 3/31/02                                  Nuveen Income Fund
================================================================================

Quick Facts
                               A Shares     B Shares       C Shares         R Shares
-------------------------------------------------------------------------------------
NAV                               $18.55       $18.55         $18.59           $18.59
-------------------------------------------------------------------------------------
CUSIP                          67066D101    67066D200      67066D309        67066D408
-------------------------------------------------------------------------------------
Latest Monthly Dividend/1/       $0.0890      $0.0770        $0.0770          $0.0930
-------------------------------------------------------------------------------------
Inception Date                     11/98        11/98          11/98            11/98
-------------------------------------------------------------------------------------

Annualized Total Returns as of 3/31/02/2/

A Shares                    NAV           Offer
1-Year                      2.91%        -1.99%
-----------------------------------------------
Since Inception             4.23%         2.72%
-----------------------------------------------

B Shares                    w/o CDSC      w/CDSC
1-Year                      2.16%         -1.70%
------------------------------------------------
Since Inception             3.46%          2.68%
------------------------------------------------

C Shares                    NAV
1-Year                      2.16%
---------------------------------
Since Inception             3.52%
---------------------------------

R Shares                    NAV
1-Year                      3.39%
---------------------------------
Since Inception             4.56%
---------------------------------

Diversification/3/
U.S. Government Agency Mortgage-Backed     31.3%
------------------------------------------------
Electric                                   16.8%
------------------------------------------------
U.S. Treasury Bonds/Notes                  11.7%
------------------------------------------------
U.S. Government Agency                      9.0%
------------------------------------------------
Commercial Mortgage-Backed                  8.8%
------------------------------------------------
Financials                                  5.5%
------------------------------------------------
Capital Goods                               4.5%
------------------------------------------------
Healthcare                                  4.3%
------------------------------------------------
Consumer Cyclicals                          2.9%
------------------------------------------------
Natural Gas                                 2.9%
------------------------------------------------
Transportation                              2.3%
------------------------------------------------

Portfolio Statistics
Total Net Assets ($000)                 $ 20,706
------------------------------------------------
Number of Bond Issues                         30
------------------------------------------------
Average Duration                            4.50
------------------------------------------------
Average Effective Maturity            7.52 years
------------------------------------------------


Bond Credit Quality/3/

                                AAA/U.S. Guaranteed   58.0%
                                ---------------------------
                                AA                     8.7%
                                ---------------------------
                                A                      8.5%
 [PIE CHART APPEARS HERE]       ---------------------------
                                BBB                    5.1%
                                ---------------------------
                                NR                     2.8%
                                ---------------------------
                                Other                 16.9%
                                ---------------------------


Portfolio Allocation/4/
U.S. Government and Agency Obligations     43.7%
------------------------------------------------
Corporate Bonds                            30.5%
------------------------------------------------
Commercial Mortgage-Backed Securities       7.4%
------------------------------------------------
Short-Term Investments                     16.0%
------------------------------------------------
Taxable Municipal Bonds                     2.4%
------------------------------------------------


Top Five Corporate Bond Holdings/3/
Abbott Laboratories                         4.3%
------------------------------------------------
Mission Energy Holding Company              3.1%
------------------------------------------------
Tyco International Group S.A.               3.0%
------------------------------------------------
Calpine Canada Energy Finance Ulc           3.0%
------------------------------------------------
Hasbro, Inc.                                2.9%
------------------------------------------------

--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 Paid April 1, 2002. This is the latest monthly dividend declared during the period ended March 31, 2002.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 4.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

3 As a percentage of total bond holdings as of March 31, 2002. Holdings are subject to change.

4 As a percentage of total holdings as of March 31, 2002. Holdings are subject to change.


                           Semiannual Report | Page 4

Portfolio of Investments (Unaudited)
NUVEEN INCOME FUND
March 31, 2002

   Principal                                          Optional Call               Market
Amount (000) Description                                Provisions* Ratings**      Value
----------------------------------------------------------------------------------------
             U.S. GOVERNMENT and AGENCY OBLIGATIONS
             - 44.2%

             U.S. TREASURY BONDS/NOTES - 9.9%

    $   500  11.250%, 2/15/15                          No Opt. Call       Aaa $  744,610
        500  9.000%, 11/15/18                          No Opt. Call       Aaa    656,485
        500  8.875%, 2/15/19                           No Opt. Call       Aaa    650,938
----------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -
             7.6%

        100  Federal Home Loan Bank, Consolidated
             Bonds, 5.665%, 9/11/08                    No Opt. Call       AAA     99,891

        500  Federal National Mortgage Association,
             Benchmark Notes, 5.500%, 3/15/11          No Opt. Call       Aaa    482,373

      1,000  Federal National Mortgage Association,
             Benchmark Notes, 6.000%, 5/15/11          No Opt. Call       AAA    997,373
----------------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
             SECURITIES - 26.7%

      1,000  Federal Home Loan Mortgage Corporation,
             Series 2063, Class PL, 6.250%, 4/15/12    No Opt. Call       AAA  1,024,983

        750  Federal Home Loan Mortgage Corporation,
             Series 2349, Class NE, 6.000%, 10/15/21   No Opt. Call       AAA    762,632

      1,000  Federal Home Loan Mortgage Corporation,
             Series 2367, Class PB, 6.000%, 9/15/24    No Opt. Call       Aaa  1,000,301

      1,000  Federal Home Loan Mortgage Corporation,
             Series 2155, Class PG, 6.000%, 7/15/27    No Opt. Call       Aaa    984,667

        750  Federal Home Loan Mortgage Corporation,
             Series 2366, Class PC, 6.000%, 9/15/30    No Opt. Call       Aaa    720,038

        552  Federal National Mortgage Association,
             Series 1993-20, Class GA, 6.500%,
             9/25/19                                   No Opt. Call       AAA    561,593

        460  Federal National Mortgage Association,
             Series 1999-25, Class A, 6.000%, 3/25/26  No Opt. Call       AAA    468,385
----------------------------------------------------------------------------------------
    $ 8,612  Total U.S. Government and Agency
             Obligations (cost $9,266,005)                                     9,154,269
----------------------------------------------------------------------------------------
------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES -
             7.4%

    $   500  Commercial Mortgage Asset Trust, Series
             99C1-A3, 6.640%, 9/17/10 (Mandatory put
             2/11/08)                                  No Opt. Call       AAA    513,862

        500  Morgan Stanley Capital I, Commerical
             Mortgage Pass-through Certificates,
             Series 1999-RM1, 6.810%, 12/15/31         No Opt. Call        AA    513,833

        500  Morgan Stanley Dean Witter Capital I
              Trust, Commercial Mortgage
              Pass-through Certificates, Series
              2001-TOP1, 6.660%, 2/15/33               No Opt. Call       AAA    510,165
----------------------------------------------------------------------------------------
    $ 1,500  Total Commercial Mortgage-Backed
             Securities (cost $1,494,737)                                      1,537,860
----------------------------------------------------------------------------------------
------------
             TAXABLE MUNICIPAL BONDS - 2.4%
             Electric - 2.4%

    $   500  Cattaraugus County, New York,
              Industrial Development Agency,
              Industrial Development Revenue
              Bonds (Laidlaw Energy and
              Environmental Inc. Project), Series
              1999B, 12.500%, 7/01/10                  No Opt. Call       N/R    500,340
----------------------------------------------------------------------------------------
    $   500  Total Taxable Municipal Bonds (cost
             $502,654)                                                           500,340
----------------------------------------------------------------------------------------
------------

----
5

   Principal
     Amount/                                                                                                     Optional Call
Shares (000) Description                                                                                           Provisions*
-------------------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS - 30.8%

             Capital Goods - 3.8%

    $   250  Boeing Capital Corporation, Senior Notes, 5.750%, 2/15/07                                            No Opt. Call

        600  Tyco International Group S.A., Notes, 6.750%, 2/15/11                                                No Opt. Call
-------------------------------------------------------------------------------------------------------------------------------
             Consumer Cyclicals - 2.5%

        500  Hasbro, Inc., Unsecured Notes, 7.950%, 3/15/03                                                       No Opt. Call
-------------------------------------------------------------------------------------------------------------------------------
             Electric - 11.8%

        500  AES Corporation, Unsecured Notes, 7.375%, 6/15/03                                                    No Opt. Call

        650  Calpine Canada Energy Finance Ulc, Senior Unsecured Notes, 8.500%, 5/01/08                           No Opt. Call

        500  Mission Energy Holding Company, Senior Secured Bonds, 13.500%, 7/15/08                               No Opt. Call

        451  Monterrey Power S.A., Secured Bonds, 9.625%, 11/15/09                                                No Opt. Call

        500  Western Resources, Inc., Senior Unsecured Notes, 6.875%, 8/01/04                                     No Opt. Call
-------------------------------------------------------------------------------------------------------------------------------
             Financials - 4.7%

        500  Household Finance Corporation, Notes, 6.375%, 10/15/11                                               No Opt. Call

        500  Northern Trust Company, Subordinate Notes, 6.300%, 3/07/11                                           No Opt. Call
-------------------------------------------------------------------------------------------------------------------------------
             Healthcare - 3.7%

        750  Abbott Laboratories, Notes, 5.625%, 7/01/06                                                          No Opt. Call
-------------------------------------------------------------------------------------------------------------------------------
             Natural Gas - 2.4%

        500  NorAm Energy Corp., Term Enhanced Remarketable Securities, 6.375%, 11/01/03 (Optional put 11/01/03)  No Opt. Call
-------------------------------------------------------------------------------------------------------------------------------
             Transportation - 1.9%

        500  Windsor Petroleum Transport Corp., Unsecured Notes, 7.840%, 1/15/21                                  No Opt. Call
-------------------------------------------------------------------------------------------------------------------------------
    $ 6,701  Total Corporate Bonds (cost $6,578,151)
-------------------------------------------------------------------------------------------------------------------------------
------------
             SHORT-TERM INVESTMENTS - 16.2%

      1,000  Eagle Funding Capital Corporation, Commercial Paper, 1.850%, 4/01/02

        800  General Electric Capital Corporation, Commercial Paper, 1.800%, 4/01/02

      1,550  Merrill Lynch Institutional Fund, Money Market Fund, 1.850%
-------------------------------------------------------------------------------------------------------------------------------
    $ 3,350  Total Short-Term Investments (cost $3,350,000)
-------------------------------------------------------------------------------------------------------------------------------
------------
    $20,663  Total Investments (cost $21,191,547) - 101.0%
-------------------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - (1.0)%
             ------------------------------------------------------------------------------------------------------------------
             Net Assets - 100%
             ------------------------------------------------------------------------------------------------------------------

                                                                                                                     Market
Description                                                                                         Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 30.8%

Capital Goods - 3.8%

Boeing Capital Corporation, Senior Notes, 5.750%, 2/15/07                                                  AA- $   248,179

Tyco International Group S.A., Notes, 6.750%, 2/15/11                                                       A-     535,608
---------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals - 2.5%

Hasbro, Inc., Unsecured Notes, 7.950%, 3/15/03                                                             BB      510,000
---------------------------------------------------------------------------------------------------------------------------
Electric - 11.8%

AES Corporation, Unsecured Notes, 7.375%, 6/15/03                                                         Ba1      417,500

Calpine Canada Energy Finance Ulc, Senior Unsecured Notes, 8.500%, 5/01/08                                BB+      519,061

Mission Energy Holding Company, Senior Secured Bonds, 13.500%, 7/15/08                                    Ba2      546,250

Monterrey Power S.A., Secured Bonds, 9.625%, 11/15/09                                                     Ba1      491,764

Western Resources, Inc., Senior Unsecured Notes, 6.875%, 8/01/04                                          Ba2      476,761
---------------------------------------------------------------------------------------------------------------------------
Financials - 4.7%

Household Finance Corporation, Notes, 6.375%, 10/15/11                                                      A      472,670

Northern Trust Company, Subordinate Notes, 6.300%, 3/07/11                                                 A+      491,781
---------------------------------------------------------------------------------------------------------------------------
Healthcare - 3.7%

Abbott Laboratories, Notes, 5.625%, 7/01/06                                                                AA      760,664
---------------------------------------------------------------------------------------------------------------------------
Natural Gas - 2.4%

NorAm Energy Corp., Term Enhanced Remarketable Securities, 6.375%, 11/01/03 (Optional put 11/01/03)      Baa1      502,171
---------------------------------------------------------------------------------------------------------------------------
Transportation - 1.9%

Windsor Petroleum Transport Corp., Unsecured Notes, 7.840%, 1/15/21                                      Baa3      398,792
---------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $6,578,151)                                                                          6,371,201
---------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 16.2%

Eagle Funding Capital Corporation, Commercial Paper, 1.850%, 4/01/02                                      A-1    1,000,000

General Electric Capital Corporation, Commercial Paper, 1.800%, 4/01/02                                   A-1      800,000

Merrill Lynch Institutional Fund, Money Market Fund, 1.850%                                                      1,550,000
---------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (cost $3,350,000)                                                                   3,350,000
---------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $21,191,547) - 101.0%                                                                   20,913,670
---------------------------------------------------------------------------------------------------------------------------

Other Assets Less Liabilities - (1.0)%                                                                            (207,594)
---------------------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                                              $20,706,076
---------------------------------------------------------------------------------------------------------------------------

            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
            ** Ratings: Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
            N/RInvestment is not rated.

                                See accompanying notes to financial statements.

----
6

Statement of Assets and Liabilities (Unaudited)
NUVEEN INCOME FUND
March 31, 2002

----------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $21,191,547)                                                 $20,913,670
Receivables:
  Fund manager                                                                                                  6,633
  Interest                                                                                                    236,395
  Shares sold                                                                                                  19,061
Other assets                                                                                                      104
----------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                           21,175,863
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                158,435
Payable for shares redeemed                                                                                   208,675
Accrued expenses:
  12b-1 distribution and service fees                                                                          13,074
  Other                                                                                                        64,972
Dividends payable                                                                                              24,631
----------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                         469,787
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                $20,706,076
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                $ 6,423,860
Shares outstanding                                                                                            346,251
Net asset value and redemption price per share                                                            $     18.55
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price) $     19.48
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                $11,729,631
Shares outstanding                                                                                            632,304
Net asset value, offering and redemption price per share                                                  $     18.55
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                $ 1,726,278
Shares outstanding                                                                                             92,865
Net asset value, offering and redemption price per share                                                  $     18.59
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                $   826,307
Shares outstanding                                                                                             44,441
Net asset value, offering and redemption price per share                                                  $     18.59
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital paid-in                                                                                         $21,932,009
  Undistributed (Over-distribution of) net investment income                                                  (59,973)
  Accumulated net realized gain (loss) from investment transactions                                          (888,083)
  Net unrealized appreciation (depreciation) of investments                                                  (277,877)
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                $20,706,076
----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
7

Statement of Operations (Unaudited)
NUVEEN INCOME FUND
Six Months Ended March 31, 2002

-------------------------------------------------------------------------------
Investment Income                                                    $ 696,113
-------------------------------------------------------------------------------
Expenses
Management fees                                                         64,798
12b-1 service fees-Class A                                               8,981
12b-1 distribution and service fees-Class B                             58,670
12b-1 distribution and service fees-Class C                              9,817
Shareholders' servicing agent fees and expenses                          6,119
Custodian's fees and expenses                                           16,138
Trustees' fees and expenses                                              1,247
Professional fees                                                       19,359
Shareholders' reports-printing and mailing expenses                     30,360
Federal and state registration fees                                     10,522
Other expenses                                                           1,107
-------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement   227,118
  Custodian fee credit                                                  (1,410)
  Expense reimbursement                                                (63,253)
-------------------------------------------------------------------------------
Net expenses                                                           162,455
-------------------------------------------------------------------------------
Net investment income                                                  533,658
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions                  (88,637)
Net change in unrealized appreciation or depreciation of investments  (813,465)
-------------------------------------------------------------------------------
Net gain (loss) from investments                                      (902,102)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                $(368,444)
-------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
8

Statement of Changes in Net Assets (Unaudited)
NUVEEN INCOME FUND

                                                                                     Six Months Ended     Year Ended
                                                                                              3/31/02        9/30/01
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                     $   533,658  $  1,154,785
Net realized gain (loss) from investment transactions                                         (88,637)      221,385
Net change in unrealized appreciation or depreciation of investments                         (813,465)      527,539
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                        (368,444)    1,903,709
--------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                                    (216,384)     (276,920)
  Class B                                                                                    (308,681)     (423,600)
  Class C                                                                                     (51,941)      (62,865)
  Class R                                                                                     (22,166)     (458,393)
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                    (599,172)   (1,221,778)
--------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                            6,546,300    20,343,548
Net proceeds from shares issued to shareholders due to reinvestment of distributions          145,971       176,505
--------------------------------------------------------------------------------------------------------------------
                                                                                            6,692,271    20,520,053
Cost of shares redeemed                                                                    (5,346,577)  (19,052,673)
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                     1,345,694     1,467,380
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                    378,078     2,149,311
Net assets at the beginning of period                                                      20,327,998    18,178,687
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                           $20,706,076  $ 20,327,998
--------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of period           $   (59,973) $     (4,614)
--------------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
9

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Income Fund (the "Fund") is a series of the Nuveen Investment Trust III (the "Trust") which was organized as a Massachusetts business trust in 1998. The Trust is an open-end, diversified management series investment company registered under the Investment Company Act of 1940.

The Fund invests primarily in a diversified portfolio of domestic investment grade quality bonds of varying maturities as a source of current income and capital preservation. The Fund may also buy non-investment grade bonds and dollar denominated bonds of foreign issuers, subject to certain limitations. The Fund may also invest in other securities, such as preferred stock, that have predominantly fixed-income characteristics. Also, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices used to value fixed-income securities are based on the mean between the bid and asked prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, may establish a fair value for the security. Securities having remaining maturities of 60 days or less when purchased are valued at amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2002, the Fund had no such outstanding purchase commitments.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts for financial reporting purposes. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders
Net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

----
10

Mortgage Dollar Roll Transactions
The Fund is authorized to enter into portfolio lending transactions including Mortgage Dollar Roll transactions ("Dollar Rolls"). The Fund would enter into such a transaction to take advantage of imbalances in the supply and demand of certain securities held in the Fund's portfolio and to enhance investment earnings and total return. In a Dollar Roll transaction, the Fund sells a mortgage-backed security to a third party and simultaneously enters into a commitment to repurchase a substantially similar security at a future date from the same party. The Fund and the counterparty may decide to extend a Dollar Roll transaction at the end of the original contract. Dollar Rolls are treated as financing transactions in which the Fund retains ownership of the securities loaned. Such securities, together with any securities purchased with the proceeds of the financing, are marked-to-market daily with the corresponding unrealized gains or losses reflected in Fund operations. Interest earnings on the original investment loaned are retained by the Fund as well as the interest earned on the securities purchased with the proceeds of the loan. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the repurchase commitments. Although there are economic advantages of entering into a Dollar Roll transaction, there are also additional risks. The Fund manages the risks associated with Dollar Roll transactions by entering into contracts only with firms Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, deems to be of good standing. At March 31, 2002, the Fund had no outstanding Dollar Rolls.

Derivative Financial Instruments
The Fund may invest in futures, swap and option contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended March 31, 2002.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective October 1, 2001, the Fund has adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Prior to October 1, 2001, the Fund did not amortize premiums on debt securities and did not accrete taxable market discounts on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or net asset value of the Fund, but resulted in an increase in the cost of securities and a corresponding increase in net unrealized depreciation of $10,155, based on securities held by the Fund on October 1, 2001.

The net effect of this change for six months ended March 31, 2002, was to increase net investment income, decrease net unrealized depreciation, and increase realized losses by $2,709, $12,763 and $15,472, respectively.

In addition, as required by the Guide, the Fund began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. Prior to adopting the Guide, the Fund presented paydown gains and losses on mortgage and asset-backed securities together with realized gain/loss from investment transactions. This change in accounting has no effect on the total net assets or net asset value of the Fund. Interest income increased by $3,107 and realized loss increased by the same amount for the six months ended March 31, 2002.

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect these changes in presentation.

----
11

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                       Six Months Ended           Year Ended
                                                                           3/31/02                  9/30/01
                                                                    ---------------------  ------------------------
                                                                       Shares       Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                            157,924  $ 3,013,025     316,429  $  5,996,165
  Class B                                                            144,194    2,764,019     271,770     5,219,175
  Class C                                                             22,793      437,789      79,107     1,525,722
  Class R                                                             17,448      331,467     401,861     7,602,486
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                              1,566       29,900       3,034        57,800
  Class B                                                              3,848       73,591       4,069        77,461
  Class C                                                              1,130       21,632         712        13,570
  Class R                                                              1,091       20,848       1,454        27,674
--------------------------------------------------------------------------------------------------------------------
                                                                     349,994    6,692,271   1,078,436    20,520,053
--------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                           (183,959)  (3,500,948)    (40,629)     (770,472)
  Class B                                                            (68,327)  (1,291,553)    (41,728)     (786,211)
  Class C                                                            (24,420)    (457,578)    (30,951)     (593,464)
  Class R                                                             (5,074)     (96,498)   (891,741)  (16,902,526)
--------------------------------------------------------------------------------------------------------------------
                                                                    (281,780)  (5,346,577) (1,005,049)  (19,052,673)
--------------------------------------------------------------------------------------------------------------------
Net increase                                                          68,214  $ 1,345,694      73,387  $  1,467,380
--------------------------------------------------------------------------------------------------------------------

3. Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid May 1, 2002, to shareholders of record on April 9, 2002, as follows:

                           --------------------------
                           Dividend per share:
                             Class A           $.0890
                             Class B            .0770
                             Class C            .0770
                             Class R            .0930
                           --------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. Government and agency obligations (excluding Dollar Roll transactions) and short-term investments for the six months ended March 31, 2002, were as follows:

             -----------------------------------------------------
             Purchases:
               Investment securities                   $ 2,046,295
               U.S. Government and agency obligations    4,703,914
               Short-term investments                   39,485,186
             Sales and maturities:
               Investment securities                     1,622,500
               U.S. Government and agency obligations    5,597,046
               Short-term investments                   40,150,000
             -----------------------------------------------------

At March 31, 2002, the cost of investments owned for federal income tax purposes was $21,194,155. Net unrealized depreciation for federal income tax purposes aggregated $280,485 of which $277,122 related to appreciated securities and $557,607 related to depreciated securities.

At September 30, 2001, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $799,447 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $161,888 of the carryforward will expire in the year 2007, $44,946 will expire in the year 2008, and $592,613 of the carryforward will expire in the year 2009.

----
12

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets       Management Fee
---------------------------------------------
For the first $125 million       .6000 of 1%
For the next $125 million        .5875 of 1
For the next $250 million        .5750 of 1
For the next $500 million        .5625 of 1
For the next $1 billion          .5500 of 1
For net assets over $2 billion   .5250 of 1
------------------------------ --------------

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2002, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended March 31, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $33,700 all of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended March 31, 2002, the Distributor compensated authorized dealers directly with approximately $51,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2002, the Distributor retained approximately $51,100 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $42,400 of CDSC on share redemptions during the six months ended March 31, 2002.


----
13

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                    Investment Operations      Less Distributions
                                                  -------------------------  ----------------------





                                                                 Net            From
                                                           Realized/          and in
                                                          Unrealized          Excess
                                        Beginning     Net    Invest-          of Net                 Ending
                                              Net Invest-       ment         Invest-                    Net
                                            Asset    ment       Gain            ment Capital          Asset     Total
Year Ended September 30,                    Value  Income     (Loss)   Total  Income   Gains   Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------
Class A (11/98)
 2002(f)                                   $19.40   $ .51     $ (.79) $(.28) $ (.57)    $ -- $ (.57) $18.55   (1.46)%
 2001                                       18.66    1.23        .80   2.03   (1.29)      --  (1.29)  19.40   11.29
 2000                                       19.00    1.25       (.38)   .87   (1.21)      --  (1.21)  18.66    4.74
 1999(e)                                    20.00    1.02      (1.03)  (.01)   (.99)      --   (.99)  19.00    (.04)
Class B (11/98)
 2002(f)                                    19.40     .44       (.79)  (.35)   (.50)      --   (.50)  18.55   (1.83)
 2001                                       18.66    1.09        .80   1.89   (1.15)      --  (1.15)  19.40   10.49
 2000                                       19.00    1.11       (.38)   .73   (1.07)      --  (1.07)  18.66    3.96
 1999(e)                                    20.00     .90      (1.03)  (.13)   (.87)      --   (.87)  19.00    (.68)
Class C (11/98)
 2002(f)                                    19.44     .44       (.79)  (.35)   (.50)      --   (.50)  18.59   (1.82)
 2001                                       18.70    1.09        .80   1.89   (1.15)      --  (1.15)  19.44   10.47
 2000                                       19.01    1.11       (.35)   .76   (1.07)      --  (1.07)  18.70    4.13
 1999(e)                                    20.00     .90      (1.02)  (.12)   (.87)      --   (.87)  19.01    (.62)
Class R (11/98)
 2002(f)                                    19.46     .54       (.81)  (.27)   (.60)      --   (.60)  18.59   (1.43)
 2001                                       18.66    1.28        .86   2.14   (1.34)      --  (1.34)  19.46   11.91
 2000                                       19.01    1.30       (.39)   .91   (1.26)      --  (1.26)  18.66    4.95
 1999(e)                                    20.00    1.06      (1.02)   .04   (1.03)      --  (1.03)  19.01     .21
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                      Ratios/Supplemental Data
                                        -----------------------------------------------------------------------------------
                                                   Before Credit/             After             After Credit/
                                                    Reimbursement       Reimbursement(b)      Reimbursement(c)
                                                -------------------   -------------------   -------------------
                                                           Ratio of              Ratio of              Ratio of
                                                                Net                   Net                   Net
                                                            Invest-               Invest-               Invest-
                                                Ratio of       ment   Ratio of       ment   Ratio of       ment
                                                Expenses     Income   Expenses     Income   Expenses     Income
                                         Ending       to         to         to         to         to         to
                                            Net  Average    Average    Average    Average    Average    Average   Portfolio
                                         Assets      Net        Net        Net        Net        Net        Net    Turnover
Year Ended September 30,                  (000)   Assets     Assets     Assets     Assets     Assets     Assets     Rate(d)
----------------------------------------------------------------------------------------------------------------------------
Class A (11/98)
 2002(f)                                $ 6,424     1.63%*     4.81%*     1.05%*     5.39%*     1.03%*     5.41%*        36%
 2001                                     7,192     2.24       5.20       1.05       6.39       1.02       6.42         120
 2000                                     1,714     2.06       5.71       1.09       6.68       1.05       6.72         112
 1999(e)                                  1,370     1.88*      5.60*      1.08*      6.40*      1.05*      6.42*         67
Class B (11/98)
 2002(f)                                 11,730     2.39*      4.06*      1.80*      4.65*      1.79*      4.66*         36
 2001                                    10,719     2.92       4.55       1.80       5.68       1.77       5.71         120
 2000                                     5,942     2.80       4.97       1.84       5.93       1.80       5.97         112
 1999(e)                                  4,108     2.62*      4.85*      1.83*      5.65*      1.80*      5.67*         67
Class C (11/98)
 2002(f)                                  1,726     2.39*      4.06*      1.80*      4.65*      1.79*      4.66*         36
 2001                                     1,815     2.98       4.48       1.80       5.66       1.77       5.69         120
 2000                                       832     2.78       4.99       1.84       5.93       1.80       5.97         112
 1999(e)                                  1,119     2.62*      4.87*      1.83*      5.66*      1.80*      5.69*         67
Class R (11/98)
 2002(f)                                    826     1.39*      5.07*       .80*      5.65*       .79*      5.67*         36
 2001                                       603     1.54       6.09        .80       6.83        .77       6.86         120
 2000                                     9,690     1.80       5.97        .84       6.93        .80       6.97         112
 1999(e)                                  9,627     1.71*      5.62*       .83*      6.50*       .80*      6.53*         67
----------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) Excluding Dollar Roll transactions, where applicable.
(e) For the period November 30, 1998 (commencement of operations) through September 30, 1999.
(f) For the six months ended March 31, 2002.



                                See accompanying notes to financial statements.

----
14

                                      Notes


----
15

                                      Notes

----
16

--------------------------------------------------------------------------------
Fund Information
================================================================================

Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787

--------------------------------------------------------------------------------
NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
17

                      Serving
                      Investors
                      For Generations


A 100-Year Tradition of Quality Investments

John Nuveen, Sr.
[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.


Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


[GRAPHIC]

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com